Exhibit 10.02

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER TEN
TO THE NON-EXCLUSIVE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER TEN TO THE NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of February 1, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and RGH Enterprises, LLC dba Edgepark Medical Supplies (“Distributor”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Distributor previously entered into that certain Non-Exclusive Distribution Agreement entered into by the Parties as of April 30, 2008 (as the same has been and may be amended from time to time, the “Agreement”);
WHEREAS, DexCom is offering Distributor the additional Products as set forth herein; and
WHEREAS, DexCom and Distributor desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Distributor agree as follows:

1.Section 4, Duties of Distributor.

a.The below subsections of Section 4 Duties of Distributor, are hereby deleted and replaced in their entirety with the following:

i.4.1.6    to comply with such good manufacturing and other practices as DexCom may reasonably specify in respect of storage, handling, distribution and sale of the Products. [******].

ii.4.1.21    to provide DexCom with [******] Product sales tracing reports consisting of transaction details in the format set out on Schedule 3, attached hereto. [******]-level tracings will be required for all Product SKUs, including [******]. A lag time of [******] day is acceptable. For example, the sales tracing report sent on the [******] day of the [******] will consist of transaction details for the [******] day of the [******] as well as the trailing [******] days;

iii.4.1.31    to the extent Distributor is stocking Products, to provide, within [******] days of the beginning of each [******], a report detailing Distributor's [******]-end inventory balance of Products (which report shall be subject to the audit right in Section 16.10) in the format set out on Schedule 8, attached hereto;

b.The below subsections of Section 4 Duties of Distributor, are hereby added to the Agreement:

i.4.1.38    to use commercially best efforts to submit to DexCom a [******] sales forecast by the [******] day of each [******];

ii.4.1.39    to use commercially best efforts to submit to DexCom a [******] sales forecast by the [******] day of each [******];

iii.4.1.40    that Distributor will not initiate any action that may negatively impact [******];

iv.4.1.41    to offer DexCom the opportunity to [******];

v.4.1.42    to ensure that all tracings reports submitted to DexCom are complete, timely, and accurate. At DexCom’s request, Distributor agrees to participate in business reviews to review any issues related to completeness, timeliness, or accuracy of reporting.

2.Shipping Review Process.
a.[******].

3.Section 6, Prices and Terms.

a.The below subsections of Section 6 Prices and Terms, are hereby deleted and replaced in their entirety with the following:

i.6.1 The Prices for the Products will be as set out on Schedule 1. [******].

b.The below subsection of Section 6 Prices and Terms, is hereby added to the Agreement:

i.6.7 Government Programs. [******].

6.7.1    Government Product SKU. [******].

6.7.2    Commercial DME Product SKU. [******].

6.7.3    Exception Request. [******].

6.7.4    Secondary Coverage Rebate. [******].

6.7.5    Secondary Coverage Rebate Reporting and Payment. [******].

6.7.6    Corrections. [******].

6.7.7    Dispute Resolution. [******].

4.Section 9, Health Insurance Portability and Accountability Act (HIPAA) Compliance.

a.     The below subsections of Section 9 Health Insurance Portability and Accountability Act (HIPAA) Compliance, are hereby added to the Agreement:

i. 9.1 Covered Entity Status. [******].

ii.9.2 Covered Entity Indemnification. [******].

5.Section 16, General Provisions.

a.The below subsections of Section 16 General Provisions, are hereby added to the Agreement:

i.16.10 Audit. [******].

6.Schedule 1, The Products and The Prices.

a.Schedule 1 of the Agreement is hereby deleted and replaced in its entirety and is updated to include the additional Products at the Prices listed therein.

b.All prior Product and pricing Exhibits and Schedules under the Agreement and its amendments are now incorporated into Schedule 1. Exhibits 1 through Exhibit 5 are hereby deleted in their entirety.

7.Schedule 2, Ordering Methods and Acceptance Requirements. Schedule 2 of the Agreement is hereby deleted and replaced in its entirety with the Ordering Methods and Acceptance Requirements attached hereto on Schedule 2. As it is now incorporated into Schedule 2, Schedule 6 is hereby deleted in its entirety.

8.Schedule 3, Sales Tracing Report Format. Schedule 3 of the Agreement is hereby amended and restated in its entirety as set forth in the Schedule 3 attached hereto.

9.Schedule 8, Inventory Data Report Format. Schedule 8, which is attached hereto, is hereby added to the Agreement.

10.No Further Modification. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		Distributor

By:	/s/ Christophe Cantenot	By:	/s/ Erika Wadlinger
Name:	Christophe Cantenot	Name:	Erika Wadlinger
Title:	VP, Finance and Corporate Controller	Title:	VP, Marketing and Portfolio Mgmt
Date:	3/2/2023	Date:	3/2/2023

SCHEDULE 1
The Products and The Prices

SCHEDULE 2
Ordering Methods and Acceptance Requirements

SCHEDULE 3
Sales Tracing Data Report - DME Distributors

SCHEDULE 8
Inventory Data Report - DME Distributors